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                                                                  EXHIBIT  10.51


            FORM OF AGREEMENT TO BE BOUND BY STOCKHOLDERS AGREEMENT
            -------------------------------------------------------

     The undersigned, [insert the name of each entity and individual who is becoming a party to the Stockholders Agreement], hereby certify to, and agree with ZC Acquisition Corp, a Delaware corporation ("ZC Corp"), as follows:

     1. The undersigned have each read a copy of that certain Stockholders Agreement, dated March 23, 1999 (the "Stockholders Agreement"), by and among ZC Corp, CTCR Fund VI, L.P., a Delaware limited partnership, CTCR VI Executive Fund, L.P., a Delaware limited partnership, GTCR Associates VI, a Delaware general partnership, William Seibel and any other executive employees of ZC Corp or other entities and individuals who, at any time, acquire securities of ZC Corp in accordance with Section 9 of the Stockholders Agreement

     2. The undersigned agree that their signatures below shall constitute an executed counterpart signature page to the Stockholders Agreement and that they shall succeed to all of the rights and obligations of an "Other Stockholder" under the Stockholders Agreement as contemplated by Section 9 of the Stockholders agreement.

     Executed this ____ day of ____________, _____.

     [Insert a signature line for each entity and individual who is becoming a party to the Stockholders Agreement]


     As required by Section 9 of the Stockholders Agreement referred to above, the undersigned hereby consents to [insert the name of each entity and individual who is becoming a party to the Stockholders Agreement] succeeding to all of the rights and obligations of an "Other Stockholder" under such Stockholders Agreement.

                                                GTCR FUND VI, L.P.
                                                By:   GTCR Partners VI, L.P.
                                                Its:  General Partner

                                                By:   GTCR Golder Rauner, LLC
                                                Its:  General Partner

                                                By:   __________________________
                                                Its:  Principal


     The foregoing agreement was entered into between ZEFER Corp. and the following stockholders as of the date set forth opposite each stockholders' name:

     1261417 Ontario Limited, April 30, 1999
     Matthew P. Burkley, April 30, 1999
     Ian R. Colliety, April 30, 1999
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     Stephen R. DiMarco, April 30, 1999
     Deborah E. Frieze, April 30, 1999
     Edmond C. Jay, April 30, 1999
     Alexandre Scherer, April 30, 1999
     Kaming Ng, April 30, 1999
     Anthony K. Tjan, April 30, 1999
     Gregory S. Hipwell, May 14, 1999
     Jason J. Zada, May 14, 1999
     Diedre O. Aubuchon, May 21, 1999
     Karen S. Baker, May 21, 1999
     Richard N. Barnwell, May 21, 1999
     Dominique Bastos, May 21, 1999
     Henry L. Clement, May 21, 1999
     John P. Colby, May 21, 1999
     David T. Cowing, May 21, 1999
     Gerard E. Dube, May 21, 1999
     Richard K. Fouts, May 21, 1999
     Melissa Grossman, May 21, 1999
     Robert M. Hanson, May 21, 1999
     Deepak Indoliya, May 21, 1999
     Nicole A. Jacoby, May 21, 1999
     John M. Kelly, May 21, 1999
     David Lubin, May 21, 1999
     Sean W. Mullaney, May 21, 1999
     Michelle Palomera, May 21, 1999
     Susan C. Perry, May 21, 1999
     Runa Puri, May 21, 1999
     James H. Rock, May 21, 1999
     Martha L. Stephens, May 21, 1999
     Francis J. Torbey, May 21, 1999
     Gustavo J. Trujillo, May 21, 1999
     Anita Ward, May 21, 1999
     Edward C. Winslow, May 21, 1999
     Stephen P. Wyman, May 21, 1999
     Renaissance Worldwide, Inc., May 28, 1999
     Allan L. Cohen, September 13, 1999
     Fred Luconi, September 13, 1999
     Thomas J. Waite, September 13, 1999